                                                                  EXHIBIT 10.45A


                 WAIVER AND AMENDMENT NO. 1 TO LOAN AGREEMENT

            This WAIVER AND AMENDMENT NO. 1 TO LOAN AGREEMENT (this "Amendment") is dated as of August 19, 2002 by and among Allied Capital Corporation, a Maryland corporation ("Holder"), Simula, Inc., an Arizona corporation ("Simula"), and the direct and indirect subsidiaries of Simula listed on the signature pages hereof.

            WHEREAS, Simula, the Subsidiaries of Simula (collectively with Simula, the "Companies") and Holder are parties to a certain Loan Agreement dated as of September 26, 2001 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement");

            WHEREAS, certain Events of Default exist under the Loan Agreement as a result of the Companies' failure to have (i) Consolidated EBITDA of at least $14,500,000 for the four (4) consecutive fiscal quarter period ended June 30, 2002, in violation of Section 4.13(a) of the Loan Agreement, (ii) a Fixed Charge Coverage Ratio of at least 1.25 to 1.0 for the four (4) consecutive fiscal quarter period ended June 30, 2002, in violation of Section 4.13(b) of the Loan Agreement, (iii) a Consolidated Debt to EBITDA Ratio, calculated as of June 30, 2002 and for the four (4) consecutive fiscal quarter period then ended, of not more than 4.80 to 1.0, in violation of Section 4.13(c) of the Loan Agreement, and (iv) an Interest Coverage Ratio of at least 2.05 to 1.0 for the four (4) consecutive fiscal quarter period ended June 30, 2002, in violation of Section 4.13(f) of the Loan Agreement (collectively, the "Existing Events of Default"); and

            WHEREAS, the Companies have requested that Holder (a) waive the Existing Events of Default, and (b) amend the Loan Agreement in certain respects.

            NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

2. WAIVER. In reliance upon the representations and warranties of the Companies set forth in Section 5 below and subject to the prior satisfaction of the conditions to effectiveness set forth in Section 4 below, Holder hereby waives the Existing Events of Default. The foregoing waiver only applies to the Existing Events of Default and shall not be deemed to constitute a waiver of any other Defaults or Events of Default that may now be in existence or that may hereafter occur, or of any rights or remedies that Holder may have under the Loan Agreement, the other Loan Documents or applicable law with respect thereto, all of which rights and remedies are specifically reserved.

3. AMENDMENTS. In reliance upon the representations and warranties of the Companies set forth in Section 5 below and subject to the prior satisfaction of the conditions to effectiveness set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

    3.1. Section 4.8 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

            "Section 4.8   Board Meetings.

        Simula will hold meetings of its Board of Directors at least four times a year; will allow at least one designee of the Holder to attend and participate on an observer basis in such meeting and all meetings of committees of such Board either in person or via video or teleconference and at Company's expense; and will provide the Holder with the same prior notice received by directors to meetings, and written materials as given to the directors; provided, however, that if any such Board desires to act by unanimous written consent in lieu of a meeting, it may do so if the Holder receives, prior to their adoption, a copy of the resolutions to be adopted in the same manner and at the same time as provided to the directors and provided, further, that in the event any other Company at any time or from time to time holds meetings of its Board of Directors and/or desires to act by unanimous written consent in lieu of a meeting, then the provisions of this
        Section 4.8 shall also apply to such Company. The designee of the Holder may only be excluded from any such meeting or a portion thereof if (i) the Board of Directors will be discussing matters (x) pertaining to the Loan, and (y) in which Holder and Simula have interests that are directly adverse to each other, and (ii) a member of the Board of Directors has requested that the designee not be present."

    3.2. Section 4.13 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

            "Section 4.13   Financial Covenants.

        Notwithstanding Section 5.10 hereof or any other covenant herein, the Companies will maintain the following financial covenants, as reflected on the Companies' books of account in accordance with GAAP:

        (a) Minimum Consolidated EBITDA. The Companies will have a Consolidated EBITDA, determined for each four (4) consecutive fiscal quarter period of the Companies ending as of the dates set forth below, of at least the amount set forth below opposite each such date:

                  FOUR QUARTERS ENDING              MINIMUM EBITDA
                  --------------------              --------------
                  September 30, 2002                 $12,000,000

                  December 31, 2002                  $13,250,000

                  March 31, 2003                     $13,750,000

                  June 30, 2003                      $14,000,000

                  September 30, 2003                 $15,200,000

                  December 31, 2003, and each        $15,200,000
                  March 31, June 30,
                  September 30 and December
                  31 thereafter

        (b) Minimum Fixed Charge Coverage Ratio. The Companies will have a Fixed Charge Coverage Ratio, determined for each four (4) consecutive fiscal quarter period of the Companies ending as of the dates set forth below, of at least the amounts set forth below opposite each such date:

                  FOUR QUARTERS ENDING                  AMOUNT
                  --------------------                  ------
                  September 30, 2002                   1.025 to 1.0

                  December 31, 2002                    1.125 to 1.0

                  March 31, 2003                       1.15 to 1.0

                  June 30, 2003                        1.20 to 1.0

                  September 30, 2003                   1.35 to 1.0

                  December 31, 2003, and each          1.35 to 1.0
                  March 31, June 30, September
                  30 and December 31 thereafter

        (c) Maximum Consolidated Debt to EBITDA Ratio. The Companies will have a Consolidated Debt to EBITDA Ratio determined as of each date set forth below, of not more than the amounts set forth below opposite each such date:

                  FOUR QUARTERS ENDING                  AMOUNT
                  --------------------                  ------
                  September 30, 2002                   6.10 to 1.0

                  December 31, 2002                    5.60 to 1.0

                  March 31, 2003                       5.40 to 1.0

                  June 30, 2003                        4.00 to 1.0

                  September 30, 2003                   4.00 to 1.0

                  December 31, 2003, and each           00 to 1.0
                  March 31, June 30, September
                  30 and December 31 thereafter

        (d) Capital Expenditures and Capitalized Leases. No Company will, nor will any Company permit any of its Subsidiaries to, make any Capital Expenditure or enter into any capitalized lease, if the sum of (i) the aggregate amount of all Capital Expenditures (including the Capital Expenditure in question) made by the Companies and their Subsidiaries during each four (4) consecutive fiscal quarter period of the Companies ending as of the dates set forth below, other than ASD Capital Expenditures, plus (ii) the aggregate amount of all capitalized lease obligations (including the capitalized lease in question) made or required to be made by the Companies and their Subsidiaries during each such four (4) consecutive fiscal quarter period of the Companies ending as of the dates set forth below, other than ASD Capitalized Lease Obligations, would exceed the amount set forth below opposite each such date:

                  FOUR QUARTERS ENDING                  AMOUNT
                  --------------------                  ------
                  September 30, 2002                  $3,000,000

                  December 31, 2002                   $3,500,000

                  March 31, 2003                      $3,750,000

                  June 30, 2003                       $3,850,000

                  September 30, 2003                  $3,750,000

                  December 31, 2003, and each         $3,500,000
                  March 31, June 30, September
                  30 and December 31 thereafter

        (e) ASD Capital Expenditures and Capitalized Leases. No Company will, nor will any Company permit any of its Subsidiaries to, make any ASD Capital Expenditure or enter into any ASD Capitalized Lease Obligation, if the sum of (i) the aggregate amount of all ASD Capital Expenditures (including the ASD Capital Expenditure in question) made by the Companies and their Subsidiaries during each fiscal quarter of the Companies ending as of the dates set forth below, plus (ii) the aggregate amount of all ASD Capitalized Lease Obligations (including the ASD Capitalized Lease Obligation in question) made or required to be made by the Companies and their Subsidiaries during each such fiscal quarter of the Companies ending as of the dates set forth below, would exceed the amount set forth below opposite each such date:

                  FISCAL QUARTER ENDING                 AMOUNT
                  ---------------------                 ------
                  September 30, 2002                   $300,000

                  December 31, 2002                    $300,000

                  March 31, 2003                       $300,000

                  June 30, 2003                        $150,000

                  September 30, 2003                   $150,000

                  December 31, 2003, and each          $150,000
                  March 31, June 30, September
                  30 and December 31 thereafter


        (f) Minimum Interest Coverage Ratio. The Companies will have an Interest Coverage Ratio, determined for each four (4) consecutive fiscal quarter period of the Companies ending as of the dates set forth below, of at least the amounts set forth below opposite each such date:

                  FOUR QUARTERS ENDING                  AMOUNT
                  --------------------                  ------
                  September 30, 2002                   1.65 to 1.0

                  December 31, 2002                    1.90 to 1.0

                  March 31, 2003                       1.95 to 1.0

                  June 30, 2003                        2.00 to 1.0

                  September 30, 2003                   2.10 to 1.0

                  December 31, 2003, and each          2.10 to 1.0
                  March 31, June 30, September
                  30 and December 31 thereafter

        (g) Minimum Monthly Consolidated EBITDA. The Companies will have a Consolidated EBITDA, for each month, determined as of the last day of such month, of at least $500,000. The Companies hereby agree that in addition to the requirements set forth in Section 4.2 herein, the Companies shall also provide to Holder, in writing, each month, a written certification by a Responsible Officer containing the computations evidencing the Companies' compliance with the minimum monthly Consolidated EBITDA covenant contained in this subsection 4.13(g) (or, in the event of any non-compliance, containing a statement to such effect)."

     3.3 Section 20.1 of the Loan Agreement is hereby amended by adding the following definitions thereto:

            "ASD Capital Expenditures" means Capital Expenditures made by the Companies in connection with the operation of Simula Automotive Safety Devices, Inc. and/or Simula Automotive Safety Devices, Ltd.;

            "ASD Capitalized Lease Obligations" means capitalized lease obligations incurred by the Companies in connection with the operation of Simula Automotive Safety Devices, Inc. and/or Simula Automotive Safety Devices, Ltd.;

     3.4 Subsections 4.13(d) and 4.13(e) of the form of Compliance Certificate set forth at Exhibit A to the Loan Agreement are hereby amended and restated in their entirety, as set forth on Exhibit A hereto.

     4. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:

        (a) Each Company shall have delivered to Holder a manually executed original of this Amendment;

        (b) The Companies shall have paid to Holder the Amendment Fee (as defined below);

        (c) The Companies shall have delivered to Holder an agreement executed by each Company and CIT in form and substance satisfactory to Holder (the "CIT Amendment"), pursuant to which, among other things, (i) CIT shall have waived all Defaults and Events of Default (as such terms are defined in the CIT Financing Agreement) in existence as of the date hereof under the CIT Financing Agreement, which waiver shall be subject to no conditions to effectiveness other than those substantially similar to those set forth herein, and (ii) CIT and the Companies shall have agreed to amend the financial covenants set forth in the CIT Financing Agreement such that the financial covenants therein are the same as the financial covenants set forth in the Loan Agreement, as amended hereby;

        (d) After giving effect to the waiver set forth in Section 2, no Default or Event of Default shall be in existence as of the date hereof; and

        (e) After giving effect to the CIT Amendment, no Default or Event of Default (as such terms are defined in the CIT Financing Agreement) shall be in existence as of the date hereof under the CIT Financing Agreement.

     5. REPRESENTATIONS AND WARRANTIES. To induce Holder to enter into this Amendment, the Companies represent and warrant to Holder that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Companies and that this Amendment has been duly executed and delivered by the Companies, and (b) except for the Existing Events of Default, no Default or Event of Default shall have occurred and be continuing before and immediately after giving effect to this Amendment.

     6. WAIVER FEE. The Companies hereby agree, jointly and severally, to pay to Holder an amendment fee (the "Amendment Fee") in the amount of $100,000.

     7. ADDITIONAL AGREEMENTS. Notwithstanding anything contained in this Amendment or in the Loan Agreement to the contrary, Holder and Companies hereby agree as follows:

     7.1 Notwithstanding the Consolidated Debt to EBITDA Ratio covenant set forth in clause (c) of Section 4.13 of the Loan Agreement, in the event that the Companies shall fail to have a Consolidated Debt to EBITDA Ratio, calculated as of June 30, 2003 and for the four (4) consecutive fiscal quarter period then ending, of less than 4.0 to 1.0, the Companies agree, jointly and severally, to pay to Holder a fee (the "Performance Fee") in the amount of $1,000,000, which Performance Fee shall be fully-earned and payable in full in cash on July 31, 2003.

     7.2 On or before October 31, 2002, the Companies shall engage a financial consultant acceptable to Holder, in Holder's reasonable discretion (the "Financial Consultant"), to advise the Companies with respect to strategic planning and refinancing opportunities for the Companies. Holder and the Companies further agree that in the event that the Companies fail to engage the Financial Consultant on or prior to October 31, 2002 pursuant to the terms set forth herein, commencing on November 1, 2002 the Principal Balance shall bear interest pursuant to the terms set forth in Section 1.4 of the Loan Agreement.

     7.3 On or before October 31, 2002, the Companies shall have delivered to Holder, in form and substance satisfactory to Holder in Holder's sole discretion, all of the agreements, instruments and documents required or requested by Allied to create an enforceable lien under the laws of the countries set forth below with respect to the following federally registered patents registered or applied for registration in such countries, together with evidence satisfactory to Allied, in Allied's sole discretion, showing that such agreements, instruments and documents have been registered pursuant to the laws of such jurisdictions: (i) Patent No. 5,839,753, registered in Germany, Italy, Japan and South Korea; (ii) Patent No. 6,126,194, registered in Germany, Italy, Japan and South Korea; (iii) Patent No. 5,322,322, registered in Germany, Italy, Japan and South Korea; (iv) Patent No. 5,480,181, registered in Germany, Italy, Japan and South Korea; (v) Patent No. 5,253,826, registered in Great Britain; (vi) Patent No. 5,962,617, registered in Italy, Japan and The Netherlands; and (vii) Patent No. 6,127,505, registered in Italy, Japan and The Netherlands (collectively, the "Foreign I.P. Deliveries"). The Companies hereby acknowledge and agree that if the Companies shall fail to make any of the Foreign I.P. Deliveries on or before October 31, 2002, (a) such failure shall constitute an Event of Default, (b) on November 1, 2002, the Companies shall pay, jointly and severally, a fee to Holder in the amount of $25,000, and (c) until all of the Foreign I.P. Deliveries are made to Holder, the Companies shall pay additional fees to Holder in the amount of $25,000 each, payable on the first day of each month thereafter, until all of the Foreign I.P. Deliveries have been made to Holder pursuant to the terms set forth herein.

     7.4 From and following the date hereof, no Company shall (i) make any DCI Capital Expenditures, or (ii) incur any DCI Capitalized Lease Obligations.

     7.5 Notwithstanding anything set forth in the Loan Agreement or in this Amendment to the contrary, from and following the date hereof, the Companies shall be permitted to add back, in the calculation of EBITDA, any GAAP-recognized restructuring costs associated with the cost reduction plan previously delivered by the Companies to Holder (the "Restructuring Costs"), provided, however, that (i) the Companies shall only be permitted to add back Restructuring Costs to the extent they are incurred during the third quarter of fiscal year 2002, and
          (ii) the amount of Restructuring Costs that the Companies shall be permitted to add back in the calculation of EBITDA shall be limited to $900,000, in the aggregate.

     8. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     9. REFERENCES. Any reference to the Loan Agreement contained in any document, instrument or agreement executed in connection with the Loan Agreement shall be deemed to be a reference to the Loan Agreement as modified by this Amendment.

     10. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

     11. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Loan Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Loan Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect.


                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

                                 SIMULA, INC.,
                                 an Arizona corporation


                                 By  /s/ Bradley P. Forst
                                    --------------------------------
                                 Its President and CEO

                                 THE SUBSIDIARIES OF SIMULA, INC.:
                                 AI CAPITAL CORP.,
                                 an Arizona corporation

                                 By  /s/ Benjamin G. Clark
                                    --------------------------------
                                 Its President
                                     -------------------------------

                                 CCEC CAPITAL CORP.,
                                 an Arizona corporation

                                 By  /s/ Benjamin G. Clark
                                    --------------------------------
                                 Its  President
                                     -------------------------------

                                 INTERNATIONAL CENTER FOR SAFETY EDUCATION,
                                 INC., an Arizona corporation

                                 By /s/ Benjamin G. Clark
                                    --------------------------------
                                 Its  Secretary
                                     -------------------------------

                                 SAI CAPITAL CORP., an Arizona corporation f/k/a Simula Artcraft Industries, Inc.

                                 By /s/ Benjamin G. Clark
                                    --------------------------------
                                 Its President
                                     -------------------------------

                                 SIMULA AUTOMOTIVE SAFETY DEVICES, INC., an
                                 Arizona corporation

                                 By /s/ Benjamin G. Clark
                                    --------------------------------
                                 Its Secretary
                                     -------------------------------

                                 SIMULA COMPOSITES CORPORATION,
                                 a Delaware corporation

                                 By /s/ Benjamin G. Clark
                                    --------------------------------
                                 Its President
                                    --------------------------------

                                 SIMULA POLYMER SYSTEMS, INC.,
                                 an Arizona corporation

                                 By /s/ Benjamin G. Clark
                                    --------------------------------
                                 Its Secretary
                                    --------------------------------

                                 SIMULA SAFETY SYSTEMS, INC.,
                                 an Arizona corporation

                                 By /s/ Benjamin G. Clark
                                    --------------------------------
                                 Its Assistant Secretary
                                    --------------------------------

                                 SIMULA TECHNOLOGIES, INC.,
                                 an Arizona corporation

                                 By /s/ Benjamin G. Clark
                                    --------------------------------
                                 Its Secretary
                                    --------------------------------

                                 SIMULA TRANSPORTATION EQUIPMENT CORPORATION, an Arizona corporation

                                 By /s/ Benjamin G. Clark
                                    --------------------------------
                                 Its President
                                    --------------------------------

                                 SIMULA AUTOMOTIVE SAFETY DEVICES, LTD., a
                                 United Kingdom limited company

                                 By /s/ Benjamin G. Clark
                                    --------------------------------
                                 Its Secretary
                                    --------------------------------

                                     HOLDER:

                                 ALLIED CAPITAL CORPORATION

                                 By /s/ David Unger
                                    --------------------------------
                                 Its Principal
                                    --------------------------------

                                    EXHIBIT A


              CAPITAL EXPENDITURES AND CAPITALIZED LEASES (4.13(d))

Expenditures for capital improvements for the applicable measurement period
(other than ASD Capital Expenditures, as defined below)                             $_________________

Plus: the aggregate amount of all capitalized lease obligations (other than ASD
Capitalized Lease Obligations) made by the Companies and their Subsidiaries
during the period                                                                   $_________________

Total Capital Expenditures and capitalized lease obligations                        $
                                                                                     =================

Permitted Capital Expenditures and capitalized lease obligations for the period     $_________________

In Compliance                                                                                   Yes/No


      ASD CAPITAL EXPENDITURES AND CAPITALIZED LEASE OBLIGATIONS (4.13(e))

ASD Capital Expenditures are defined as follows:

Capital Expenditures to date made in connection with the operation of Simula
Automotive Safety Devices, Inc. and/or Simula Automotive Safety Devices, Ltd.
                                                                                    $_________________

Plus:    Capitalized lease obligations incurred to date in connection with the operation of Simula Automotive Safety Devices, Inc. and/or Simula
         Automotive Safety Devices, Ltd.
                                                                                    $_________________

Total ASD Capital Expenditures and ASD Capitalized Lease Obligations
                                                                                    $
                                                                                     =================

Total Permitted ASD Capital Expenditures and ASD Capitalized Lease Obligations
                                                                                    $_________________

In Compliance                                                                                   Yes/No